                                                                   EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 10, 1997 included in The Wackenhut Corporation's Form 10-K for the year ended December 29, 1996 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP



Miami, Florida
February 11, 1998